                                                                    EXHIBIT 99.3

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)
                                 (In thousands)

                                                                             Pro Forma
                                                            Historical(a)   Adjustments   Pro Forma
                                                            -------------   -----------   ---------
Total revenue ...........................................      $488,863     $(94,785)(b)  $394,078
                                                               --------     --------      --------

Operating costs and expenses:
   Cost of sales ........................................       417,224      (77,057)(c)   340,167
   Selling, general and administrative expenses .........        54,665      (16,653)(d)    38,012
   Environmental expense recoveries .....................          (631)          --          (631)
                                                               --------     --------      --------

   Total operating costs and expenses ...................       471,258      (93,710)      377,548
                                                               --------     --------      --------

   Operating income .....................................        17,605       (1,075)       16,530

Other income (expense):
   Other income, net ....................................           279           --           279
   Interest expense, net ................................       (17,308)       1,590 (e)   (15,718)
                                                               --------     --------      --------
   Income before income tax provision, minority interest
      and discontinued operation ........................           576          515         1,091
Income tax provision ....................................         6,399         (836)(f)     5,563
                                                               --------     --------      --------

   Income before minority interest and
      discontinued operation ............................        (5,823)       1,351        (4,472)
Minority interest .......................................            44          (72)(f)       (28)
                                                               --------     --------      --------

   Income from continuing operations ....................      $ (5,779)    $  1,279      $ (4,500)
                                                               ========     ========      ========

----------
(a) Historical figures have been restated to reflect the disposition of GfE's prosthetics company in Morsdorf, Germany, on January 1, 2002.

(b)  Reflects the following:

Total revenue of GfE, MIR, FAG and ABF ............................   $(134,779)
Adjustment of intergroup activity between the above
   companies and the companies retained by Metallurg...............      39,994
                                                                      ---------
                                                                      $ (94,785)
                                                                      =========

(c)  Reflects the following:

Total cost of sales of GfE, MIR, FAG and ABF ......................   $(117,110)
Adjustment of intergroup activity between the above
   companies and the companies retained by Metallurg ..............      40,053
                                                                      ---------
                                                                      $ (77,057)
                                                                      =========

(d)  Reflects the following:

Expenses of GfE, MIR, FAG and ABF .................................    $(14,948)
Amortization of goodwill relating to GfE ..........................      (1,705)
                                                                       --------
                                                                       $(16,653)
                                                                       ========

(e)  Reflects the following:

Reversal of interest expense, net, of GfE, MIR, FAG and ABF .......      $  854
Reversal of Metallurg's interest income on loans to the
   above companies ................................................        (440)
Metallurg's interest income on its restructured loan to GfE .......         721
Interest expense, and related amortization of
   deferred issuance costs, on Senior Discount
   Notes received as sale proceeds ................................         455
                                                                         ------
                                                                         $1,590
                                                                         ======

(f)  Reflects activity of GfE, MIR, FAG and ABF.